The Preferred Group of Mutual Funds Prospectus Supplement dated June 1, 1998 to Prospectus dated November 1, 1997, as revised May 15, 1998
Preferred Short-Term Government Securities Fund
Todd M. Sheridan, Senior Portfolio Manager at Caterpillar Investment Management Ltd. ("CIML"), has assumed primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Sheridan has been employed by CIML since 1992, and was involved in the management of the Fund's portfolio from January 1, 1993 until June 28, 1995.
1-800-662-GROW
P.O. Box 8320
Boston, MA 02266-8320
Distributed by Caterpillar Securities Inc.

PPSTK0598